EXHIBIT 99.4












                       Pro Forma Financial Information

                          Arkansas Best Corporation
                 ARKANSAS BEST CORPORATION AND SUBSIDIARIES
                       PRO FORMA FINANCIAL INFORMATION
                  (in thousands, except per share amounts)

On August 14, 1995, Arkansas Best Corporation ("ABC") commenced payment for all validly tendered shares of WorldWay Corporation ("WorldWay") pursuant to a tender offer which expired on August 11, 1995. Approximately 91% of WorldWay's outstanding common shares were tendered. Remaining outstanding common shares were acquired pursuant to a merger.

The following pro forma condensed consolidated statements of operations for the year ended December 31, 1994 and the six months ended June 30, 1995 and the pro forma condensed consolidated balance sheets as of June 30, 1995 are unaudited and have been prepared on a pro forma basis to give effect to the acquisition of WorldWay (the "WorldWay Acquisition"). The statement of operations for the year ended December 31, 1994 also gives effect to the acquisitions of the Clipper Exxpress Company and two affiliated companies (the "Clipper Group") and Traveller Enterprises and Commercial Warehouse Company (the "Traveller Group"). The Clipper Group was purchased effective September 30, 1994 and the Traveller Group on October 12, 1994. The pro forma condensed consolidated statements of operations for the year ended December 31, 1994 and the six months ended June 30, 1995 give effect to the acquisitions as if they had occurred on January 1, 1994. The pro forma condensed consolidated balance sheet has been prepared to give effect to the WorldWay Acquisition as if it had occurred on June 30, 1995.

The pro forma statements do not purport to represent what ABC's results of operations or financial condition for the indicated periods or date would actually have been had the acquisitions occurred on the aforementioned dates, or to project ABC's results of operations for any future periods. The pro forma adjustments are based upon currently available information and upon certain assumptions that management believes are reasonable under the circumstances.

ARKANSAS BEST CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 1994
                                                     Pro Forma
                                                   Arkansas Best
                                                    Corporation
                                    Historical       Including                        Pro Forma          Pro Forma
                                     Arkansas        Clipper &        Historical     Adjustments        as Adjusted
                                       Best          Traveller         WorldWay        for the            for the
                                   Corporation          (1)          Corporation     Acquisition        Acquisitions

Operating revenues                  $1,098,421       $1,209,054       $  935,940      $        -         $2,144,994
Operating expenses and costs         1,050,306        1,152,858          909,732          (6,461)  (3)    2,055,358
                                                                                            (771)  (7)
                                    ----------       ----------       ----------      ----------         ----------
Operating income                        48,115           56,196           26,208           7,232             89,636
Interest expense                         6,985            9,715            6,232           5,504   (4)       21,451
Minority interest in subsidiary          3,523            3,523                -               -              3,523
Other expenses                           4,573            5,656            5,912           1,476   (4)       13,044
Other income                            (3,605)          (3,605)            (764)              -             (4,369)
                                    ----------       ----------       ----------      ----------         ----------
Income before income taxes and
 cumulative effect of
 accounting change                      36,639           40,907           14,828             252             55,987
Provision for income taxes              17,932           19,592            6,828              98   (5)       26,518
                                    ----------       ----------       ----------      ----------         -----------
Income before cumulative effect
 of accounting change               $   18,707       $   21,315       $    8,000      $      154         $   29,469
                                    ==========       ==========       ==========      ==========         ==========
Income per common share before
 cumulative effect of
 accounting change                  $     0.74                                                           $     1.30
                                    ==========                                                           ==========
Average common shares outstanding       19,352                                                               19,352
                                    ==========                                                           ==========

See notes to pro forma condensed consolidated financial statements.

ARKANSAS BEST CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended June 30, 1995
                                             Historical               Pro Forma       Pro Forma
                                     Arkansas         WorldWay       Adjustments     as Adjusted
                                       Best         Corporation        for the         for the
                                   Corporation          (9)          Acquisition     Acquisition

Operating revenues                  $  623,301       $  374,160       $        -      $  997,461
Costs and expenses                     602,743          393,866           (3,231) (3)    993,251
                                                                            (127) (7)
                                    ----------       ----------       ----------      ----------
Operating income (loss)                 20,558          (19,706)           3,358           4,210
Interest expense                         4,649            2,511            2,752  (4)      9,912
Minority interest in subsidiary          1,074                -                -           1,074
Other expenses                           2,893            3,039              738  (4)      6,670
Other income                            (2,101)               -                -          (2,101)
                                    ----------       ----------       ----------      ----------
Income (loss) before income taxes       14,043          (25,256)            (132)        (11,345)
Provision for income taxes               7,218           (9,047)             (51) (5)     (1,880)
                                    ----------       ----------       ----------      ----------

Net income (loss)                   $    6,825       $  (16,209)      $      (81)     $   (9,465)
                                    ==========       ==========       ==========      ==========

Income (loss) per common share      $      .24                                        $    (0.59)
                                    ==========                                        ==========

Average common shares outstanding       19,541                                            19,541
                                    ==========                                        ==========

See notes to pro forma condensed consolidated financial statements.

ARKANSAS BEST CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 1995
                                             Historical               Pro Forma       Pro Forma
                                     Arkansas                        Adjustments     as Adjusted
                                       Best           WorldWay         for the         for the
                                   Corporation      Corporation      Acquisition     Acquisition

Current Assets:
 Cash and cash equivalents          $    5,414       $    5,236       $   (3,329) (8) $    7,251
 Receivables                           132,496           73,330                -         205,826
 Inventories                            37,150            2,040                -          39,190
 Prepaid expenses                       11,316           25,613          (12,635) (2)     24,294
                                    ----------       ----------       ----------      ----------
   Total current assets                186,376          106,219          (16,034) (2)    276,561

Property, plant and
 equipment, net                        236,301          218,015          (29,114) (2)    398,586
                                                                         (26,616) (6)
Goodwill, net                          149,677                -                -         149,677
Other assets                            14,657           23,842             (764) (2)     41,134
                                                                           3,399  (8)
Net assets held for sale                     -                -           26,616  (6)     26,616
                                    ----------       ----------       ----------      ----------
   Total assets                     $  587,011       $  348,076       $  (42,513)     $  892,574
                                    ==========       ==========       ==========      ==========






























                                             Historical               Pro Forma       Pro Forma
                                     Arkansas                        Adjustments     as Adjusted
                                       Best           WorldWay         for the         for the
                                   Corporation      Corporation      Acquisition     Acquisition

Current Liabilities:
 Accounts and bank drafts payable   $   61,783       $   35,190           10,855  (2) $  107,828
 Accrued expenses                       89,888           75,201            8,552  (2)    207,887
                                                                          34,246  (8)
 Federal and state income taxes          3,004           (7,978)            (887) (2)     (5,861)
 Deferred income taxes                   4,159                -                -           4,159
 Current portion of
  long-term debt                        59,463            3,448            1,807  (2)     64,718
                                    ----------       ----------       ----------      ----------
   Total current liabilities           218,297          105,861           54,573         378,731

 Long-term debt                         79,741           69,663           72,178  (2)    218,177
                                                                          (3,405) (2)
 Other liabilities                       6,342           42,803           (3,000) (2)     11,899
                                                                         (34,246) (8)
 Deferred income taxes                  25,919           17,656          (18,731) (2)     24,844
 Minority interest                      35,822                -            2,211  (2)     38,033

Shareholders' equity:
 Preferred stock                            15            2,211           (2,211) (2)         15
 Common stock                              195            3,281           (3,281) (2)        195
 Additional paid-in capital            207,636           44,393          (44,393) (2)    207,636
 Retained earnings                      28,415           62,208          (62,208) (2)     28,415
 Other                                 (15,371)               -                -         (15,371)
                                    ----------       ----------       ----------      ----------
   Total shareholders' equity          220,890          112,093         (112,093)        220,890
                                    ----------       ----------       ----------      ----------
   Total liabilities and
    shareholders' equity            $  587,011       $  348,076       $  (42,513)     $  892,574
                                    ==========       ==========       ==========      ==========

See notes to pro forma condensed consolidated financial statements.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

[1] The acquisition of the Clipper and Traveller Groups were effective as of September 30, 1994 and October 12, 1994, respectively. Purchase accounting adjustments related to these acquisitions are immaterial to the statement of operations and therefore have not been separately disclosed.

[2] The total purchase price of WorldWay was $72.2 million (6,561,672 shares at $11 per common share). Reflects the allocation of the purchase price ($72.2 million) and related debt to fund the acquisition.

    The preliminary allocation of the purchase cost to the historical assets and liabilities of WorldWay is as follows:

              Net assets at historical amounts        $    112,093
              Prepaid expenses                             (12,635)  a)
              Property, plant and equipment                (29,114)  b)
              Other assets                                    (764)  c)
              Accounts payable                             (10,855)  d)
              Federal and state income taxes                   887   e)
              Accrued expenses                              (8,552)  f)
              Debt                                           1,598   g)
              Other liabilities                              3,000   h)
              Deferred taxes                                18,731   i)
              Minority interest                             (2,211)  j)
                                                           --------
              Total Purchase Price                    $     72,178
                                                           ========


    a) Represents write-off of prepaid tires to conform to the accounting policies used by ABC, whereby tires on revenue equipment are included in the cost of revenue equipment.

    b) Reflects preliminary write-up of property, plant and equipment of $24,668,000 to estimated fair value. Fair values are based on preliminary estimates of the fair value of acquired assets. Finalization of the valuation may result in a final allocation amount which is different from that shown.

    Also, reflects a proportionate reduction of property, plant and equipment by $53,782,000 representing the excess of the fair value of assets acquired less liabilities assumed and costs incurred over the purchase price (negative goodwill).

    c) Represents write-off of debt discount associated with 6.25% WorldWay Convertible Subordinated Debentures.

    d) Represents accruals of various liabilities including payments of severance pay to terminated WorldWay employees, accruals for payments due under employment contracts, Director Fee continuation agreements, and fees to ABC's financial and business advisors in connection with the acquisition.

    e) Represents effect of pro forma adjustments on current income taxes payable.

    f) Represents adjustments of insurance claims reserves to reflect the undiscounted liability to conform to the accounting policy used by the ABC.

    g) Reflects adjustment of debt to fair values based on current rates; current portion increases $1,807,000 while non-current decreases $3,405,000.

    h) Represents adjustment of the net pension liability based on the difference between plan assets of the WorldWay defined benefit pension plans and the estimated projected benefit obligation.

    i) Reflects adjustment of deferred income tax liabilities based on the difference between the tax basis and purchase accounting basis of assets and liabilities.

    j) Represents reclassification of WorldWay's preferred stock to minority interest.

[3] Represents adjustment of depreciation expense to reflect purchase accounting basis of property, plant and equipment.

[4] Reflects interest on the funds borrowed to finance the WorldWay
    Acquisition; $72.2 million at an assumed rate of 7.625% and amortization of financing costs over the life of the Credit Agreement. A one/eighth of one percent fluctuation in the interest rate would change interest expense $90,000 annually.

[5] Reflects adjustment of income tax expense at the marginal tax rate of 38% for the effect of the pro forma adjustments.

[6] Represents reclassification of property, plant and equipment, which as a result of the acquisition will not be used in ongoing operations, to net ssets held for sale.

[7] Represents the impact on the statement of operations for the change in accounting principle to ABC's method of reporting claim liabilities on an undiscounted basis.

[8] Represents reclassification of assets and liabilities to conform to ABC's method of reporting.

[9] The historical statement of operations of WorldWay reflects gains on sales of property, plant and equipment of $5.5 million for the 1995 period which ended on June 17, 1995. Gains on sales of property, plant and equipment were not significant for the year ended December 31, 1994.